Annual Total Returns- DWS Government and Agency Securities Portfolio (DWS Gov Cash Inst Shares) [BarChart] - DWS Gov Cash Inst Shares - DWS Government and Agency Securities Portfolio - DWS Government Cash Institutional Shares	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.05%	0.03%	0.03%	0.03%	0.04%	0.30%	0.79%	1.75%	2.12%	0.36%